As filed with the Securities and Exchange Commission on November 30, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08977

Savos Investments Trust

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R. Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period: October 1, 2015, through September 30, 2016

Item 1.	Reports to Stockholders.

SAVOS DYNAMIC

HEDGING FUND

ANNUAL REPORT  |  SEPTEMBER 30, 2016

Savos Investments Trust

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE PRESIDENT

Savos Dynamic Hedging Fund Report for the One-Year Period Ended September 30, 2016

Enclosed is the annual report for the Savos Dynamic Hedging Fund (the “Fund”) for the one-year period ended September 30, 2016. This letter reviews the investment objective, strategy, and performance of the Fund.

The Fund’s Objective and Strategy

The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets.

During normal market conditions, the Fund invests primarily in equity securities that broadly represent the US equity market. Savos Investments (“Savos”), a division of AssetMark, Inc., uses one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to the US equity markets. When Savos’ quantitative models indicate the increased likelihood of a significant downturn in US equity markets, the Fund will reduce its exposure to US equity markets and/or invest in instruments that provide short exposure to the US equity markets. When Savos’ quantitative models indicate the decreased likelihood of a significant downturn in US equity markets, the Fund will increase its exposure to US equity markets.

Such changes in the Fund’s equity market exposure are expected to lag changes in the market, and there is no guarantee that Savos’ models will accurately indicate future market movements. Additionally, while the Fund’s decreased exposure to equity investments may reduce the Fund’s potential for loss, it also will reduce its potential for gain. For these reasons, the Fund is intended to be used by long-term investors. The Fund is not a complete investment program and is intended to be used as a component of a broader investment allocation.

Market Overview

US equities exhibited strong performance over the one-year period ended September 30, 2016, with the S&P 500® Index returning 15.4%.

Over the same one-year period, US small cap stocks, as measured by the Russell 2000® Index, were on par with the broad equities market, returning 15.5%.

US large cap stocks, as measured by the Dow Jones® Industrial Average, performed very strongly over the same one-year period, returning 17.1%.

The Fund’s Performance

For the annual period ended September 30, 2016, the Fund returned 8.4%. Notably, the Fund had lower volatility (i.e., smaller market swings; 11.2% on an annualized basis) than the S&P 500 (14.4% on an annualized basis) for the annual period.

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Thank you for your investment in the Savos Dynamic Hedging Fund. We appreciate the opportunity to continue serving your investment needs.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President, Savos Dynamic Hedging Fund

Important Information

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

Savos Investments is a division of AssetMark, Inc. AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. Principal Underwriter Savos Dynamic Hedging Fund: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2016 AssetMark, Inc. All rights reserved.

Past performance is no guarantee of future results.

For the S&P 500® Index, Dow Jones Industrial Average and Russell 2000® Index, the closing values of their total return index results for the end of each quarter are used as the basis of performance calculation.

All index returns are sourced from Morningstar. It is not possible to invest directly in an index.

Index Definitions

Dow Jones® Industrial Average is an unmanaged index composed of 30 common stocks.

Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of the Russell 3000 Index.

S&P 500® Index is a market-capitalization-weighted index of 500 widely held common stocks.

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Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-888-278-5809.

FX2016-1104-0178/E

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Fund at a Glance (unaudited)

Investment Breakdown*

September 30, 2016

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2016, and held for the six months ended September 30, 2016.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Savos Dynamic Hedging Fund	$1,000.00	$1,064.20	1.50%	$7.74
(1)	For the six months ended September 30, 2016.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Savos Dynamic Hedging Fund	$1,000.00	$1,017.50	1.50%	$7.57
(1)	For the six months ended September 30, 2016.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the

Savos Dynamic Hedging Fund vs. S&P 500® Index

Average Annual Total Returns* September 30, 2016
	1 Year	5 Years	10 Years
Savos Dynamic Hedging Fund**	8.40%	-99.52%	-99.20%
S&P 500® Index	15.43%	16.37%	7.24%

In July 2015, the Fund changed its investment strategy from hedge-focused (experiencing substantial losses in the absence of severe and sustained market declines) to dynamic (switching between market exposure and hedge exposure). The current strategy is designed to provide market-like exposure during normal markets and hedge-like exposure during severe market downturns. This Fund performance does not represent the performance of clients’ total portfolios.

*	Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Performance results above includes the Fund’s performance using the prior strategy. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.

^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2016

PRINCIPAL AMOUNT		VALUE
U.S. TREASURY OBLIGATIONS — 56.85%
U.S. Treasury Notes — 56.85%
$2,500,000	0.875%, 11/30/2016	$2,502,770
2,500,000	0.625%, 12/31/2016	2,502,232
2,500,000	0.625%, 02/15/2017	2,502,562
2,500,000	0.750%, 03/15/2017	2,503,490
2,500,000	0.875%, 04/15/2017	2,504,985
2,500,000	0.875%, 05/15/2017	2,505,310
2,500,000	2.750%, 05/31/2017	2,535,795
2,500,000	0.500%, 07/31/2017	2,497,950
1,700,000	0.750%, 10/31/2017	1,701,362
1,700,000	0.750%, 12/31/2017	1,701,063
1,700,000	0.750%, 04/15/2018	1,700,464
1,700,000	0.875%, 07/15/2018	1,703,354
1,700,000	1.250%, 11/15/2018	1,715,771
1,700,000	1.125%, 01/15/2019	1,711,654
1,700,000	1.250%, 01/31/2019(a)	1,716,767
1,000,000	1.625%, 06/30/2019	1,020,527
1,700,000	1.125%, 12/31/2019	1,709,795
1,700,000	1.250%, 01/31/2020(b)	1,715,938
1,700,000	1.750%, 10/31/2020	1,745,023
850,000	1.375%, 01/31/2021	859,430
850,000	2.125%, 01/31/2021	885,942
2,500,000	1.750%, 02/28/2022	2,565,820
5,000,000	1.750%, 09/30/2022	5,124,415
10,000,000	1.875%, 10/31/2022	10,318,550
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $57,579,630)	57,950,969
NUMBER OF SHARES
SHORT TERM INVESTMENTS — 37.11%
Money Market Funds — 30.25%
30,834,751	Goldman Sachs Financial Square Funds-Government Fund- FST Shares Effective Yield, 0.31%(c)	30,834,751

See Notes to Financial Statements.

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Schedule of Investments (continued)	September 30, 2016

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Bills — 6.86%
$7,000,000	0.084%, 10/06/2016(d)	$6,999,803
	TOTAL SHORT TERM INVESTMENTS (Cost $37,834,554)	37,834,554
	TOTAL INVESTMENTS — 93.96% (Cost $95,414,184)	95,785,523
	Other Assets in Excess of Liabilities — 6.04%	6,154,791
	TOTAL NET ASSETS — 100.00%	$101,940,314

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for certain swap contracts.
(b)	All or a portion of this security is held as collateral for certain futures contracts.
(c)	Seven-day yield as of September 30, 2016.
(d)	Zero coupon note. The effective yield is listed.

Schedule of Open Futures Contracts	September 30, 2016

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Appreciation
E-mini S&P 500 Futures	730	$78,854,600	Dec-16	$947,852
Total Open Futures Contracts				$947,852

Schedule of Total Return Swaps	September 30, 2016

Pay/Receive Total Return on Reference Index	Index	Financing Rate	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	Dynamic Volatility Index*	Variable**	$27,214,443	12/30/2016	Barclays	$—***
Total Total Return Swaps						$—
*	A custom index comprised of the following: (Component 1) S&P 500 VIX Short-Term Futures Index ER (“VIX”), and (Component 2) S&P 500 Total Return Index. The allocation at September 30, 2016, was 0% in Component 1 and 100% in Component 2.
**	For Component 1: 75 basis points (“bps”) if the ratio of the 3-month VIX to the 1-month VIX exceeds 1.00, otherwise 25 bps. For Component 2: USD 3-month LIBOR +20 bps.
***	The Fund rebalances this position quarterly.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2016

ASSETS:
Investments, at value (Cost $95,414,184)	$95,785,523
Cash	86,719
Variation margin on futures	193,776
Interest receivable	208,342
Receivable for fund shares sold	2,108
Receivable from broker for swaps	1,057,495
Deposits with brokers for futures and swaps	4,906,625
Other assets	25,899
Total Assets	102,266,487
LIABILITIES:
Payable for fund shares redeemed	84,405
Payable to Investment Advisor	105,537
Accrued administration, accounting and shareholder servicing fees	15,906
Accrued reports to shareholders	49,862
Accrued Trustee fees and expenses	7,783
Other accrued expenses	62,680
Total Liabilities	326,173
Total Net Assets	$101,940,314
NET ASSETS CONSIST OF:
Capital stock	$341,894,013
Accumulated undistributed net investment loss	(673,579)
Accumulated undistributed net realized loss	(240,599,311)
Unrealized appreciation on:
Investments	371,339
Futures	947,852
Swaps	—
Total Net Assets	$101,940,314
Shares Outstanding (unlimited shares of no par value authorized)	10,256,000
Net Asset Value, Per Share	$9.94

See Notes to Financial Statements.

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Statement of Operations	For the Year Ended September 30, 2016

INVESTMENT INCOME:
Interest income	$536,661
Total Investment Income	536,661
EXPENSES:
Management fees	1,129,793
Administrative service fees	235,374
Legal fees	120,005
Administration, accounting and shareholder servicing fees	91,624
Reports to shareholders	70,263
Federal and state registration fees	40,711
Audit and tax fees	25,262
Trustees’ fees and expenses	18,042
Insurance fees	10,505
Custody fees	7,381
Compliance fees	4,802
Miscellaneous fees	2,405
Total expenses before reimbursements	1,756,167
Expense reimbursements (See Note 2)	(343,925)
Net Expenses	1,412,242
Net Investment Loss	(875,581)
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	67,103
Futures	5,208,900
Swaps	2,571,225
Total	7,847,228
Net change in unrealized appreciation on:
Investments	455,254
Futures	859,547
Swaps	—
Total	1,314,801
Net Realized and Unrealized Gain	9,162,029
Net Increase in Net Assets Resulting From Operations	$8,286,448

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment loss	$(875,581)	$(83,225)
Net realized gain (loss) on investments	7,847,228	(3,905,024)
Net change in unrealized appreciation (depreciation) on investments	1,314,801	(278,210)
Net Increase (Decrease) in Net Assets Resulting From Operations	8,286,448	(4,266,459)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	105,864,410	37,023,092
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(45,187,612)	(1,022,750)
Net Increase in Capital Share Transactions	60,676,798	36,000,342
Total Increase in Net Assets	68,963,246	31,733,883
NET ASSETS:
Beginning of year	32,977,068	1,243,185
End of year (including undistributed net investment loss of ($673,579) and ($78,746), respectively)	$101,940,314	$32,977,068

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each year

SAVOS DYNAMIC HEDGING FUND

	Year Ended
	2016	2015(2)	2014(3)	2013(4)		2012
Net Asset Value:
Beginning of year	$9.17	$1,597.23	$9,539,550.00	$10,179,175.00	(5)	$4,105,350.825	(6)
Operations:
Net investment loss(1)	(0.09)	(1.43)	(165,795.19)	(182,201.75	)(5)	(4,422.550	)(6)
Net realized and unrealized gain (loss) on investment securities	0.86	(1,586.63)	(9,372,157.58)	(9,987,433.70	)(5)	(4,090,749.100	)(6)
Total from Operations	0.77	(1,588.06)	(9,537,952.77)	(10,169,635.45	)(5)	(4,095,171.650	)(6)
Net Asset Value:
End of year	$9.94	$9.17	$1,597.23	$9,539.55	(5)	$10,179.175	(6)
Total Return	8.40%	(99.43)%	(99.98)%	(99.91)%		(99.75)%
Supplemental Data And Ratios
Net assets; end of period (000’s)	$101,940	$32,977	$1,243	$2,107		$3,444
Ratio of net expenses to average net assets	1.50%	1.53%	1.75%	1.75%		1.75%
Ratio of expenses before expense reimbursement	1.87%	13.86%	37.89%	22.64%		3.37%
Ratio of net investment loss to average net assets	(0.93)%	(1.52)%	(1.75)%	(1.75)%		(1.75)%
Ratio of investment loss before expense reimbursement	(1.30)%	(13.85)%	(37.89)%	(22.64)%		(3.37)%
Portfolio turnover rate	64.62%	1,664.00%	0.00%	0.00%		0.00%
(1)	Net investment loss per share has been calculated based on average shares outstanding during the year.
(2)	During the year ended September 30, 2015, the Fund effected the following reverse stock split: July 24, 2015, 1 for 14.62. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	During the year ended September 30, 2014, the Fund effected the following reverse stock splits: November 22, 2013, 1 for 500 and September 19, 2014, 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(4)	During the year ended September 30, 2013, the Fund effected the following reverse stock split: February 22, 2013, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(5)	These figures are represented in thousands.
(6)	These figures are represented in millions.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Savos Dynamic Hedging Fund (the “Fund”), a separate series of the Savos Investments Trust (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, open-end management investment company.

The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. The Fund is intended for use by asset managers, including AssetMark, Inc., the investment advisor of the Fund, (“AssetMark” or “the Advisor”) to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in that market rise, net of the cost of any risk management protection.

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The following is a summary of the significant accounting policies consistently followed by the Fund which are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

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Notes to Financial Statements (continued)

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded American Depositary Receipts (“ADRs”) are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at the closing net asset value per share of each mutual fund on the day of valuation.

Futures contracts are valued at the daily quoted settlement prices.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the securities’ last close and the time that the Fund next calculates its net asset value will be valued at their fair value as determined by the Fund’s Valuation Committee under procedures adopted by the Board of Trustees (the “Board”).

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various

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Notes to Financial Statements (continued)

inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$57,950,969	$—	$57,950,969
Short Term Investments	30,834,751	6,999,803	—	37,834,554
Total Investments in Securities	$30,834,751	$64,950,772	$—	$95,785,523
Other Financial Instruments*
Futures	$947,852	$—	$—	$947,852
Swaps	—	—	—	—
*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers into or out of Levels 1, 2, or 3 during the year. Transfers between levels are recognized at the end of the reporting period.

(b) Subsequent Events Evaluation. In preparing these financial statements, the Fund has evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements other than the acquisition of AssetMark, Inc., see note 2.

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Notes to Financial Statements (continued)

(c) Repurchase Agreements. The Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(d) Option Contracts. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the fair value of the security, the relationship of the exercise price to the fair value of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

(e) Futures Contracts. The Fund may purchase and sell futures contracts, including those based on particular securities, securities indices, interest rates, debt obligations, foreign currencies and other financial instruments and indices. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or index of securities, at a specified price at a specified later date. A “sale” of a futures

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Notes to Financial Statements (continued)

contract means the acquisition of a contractual obligation to deliver the underlying asset called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying asset called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying asset, such as a security or index of securities. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery of the reference asset.

(f) Swaps. The Fund may enter into swaps for purposes of reducing or obtaining short market exposure or to help offset the costs of purchasing hedging investments and to generate additional income. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards in order to enable investors to understand how and why the Trust uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Trust’s results of operations and financial position.

During normal market conditions, the Fund invests primarily in equity securities that broadly represent the U.S. equities market (including common stocks of companies of any size capitalization and exchange-traded products related to equity investments); derivative instruments related to the U.S. equities market (futures contracts, options and swaps on U.S. equity indexes and equity-related indexes such as the CBOE Volatility Index (the “VIX Index”)); and

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Notes to Financial Statements (continued)

fixed-income securities (including money market and other short-term or variable-rate, high quality securities and related exchange-traded products). The Fund will invest in fixed-income securities that are investment grade (i.e., rated within one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by AssetMark if the security is unrated). The fixed-income securities in which the Fund invests may have maturities of any length. AssetMark will use one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to U.S. equity markets. These methodologies use statistical analysis of indicators related to securities or indices and the price of derivatives on securities or indices. The methodologies will not rely primarily on fundamental valuation ratios such as price-to-earnings. When AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in the U.S. equity markets, the Fund will reduce its exposure to the U.S. equity markets and/or invest in instruments that provide short exposure to the U.S. equity markets. The Fund will obtain short exposure to the U.S. equity markets through the use of derivative instruments such as futures contracts, options and/or swaps or through the purchase of exchange-traded products that it believes may effectively hedge equity investments.

A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund. The Fund’s use of derivatives involves additional risks and transaction costs such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time, and (v) the risk of loss of assets posted by the Fund as collateral or margin in connection with its transactions in derivatives. The derivatives in which the Fund invests are subject to loss of value over time, and may have no value at the time of their expiration.

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Notes to Financial Statements (continued)

During the year the Fund held futures contracts which allowed the Fund to effectively hedge equity investments or to generate additional income. The Fund entered into swap agreements for purposes of reducing or obtaining short market exposure or to help offset the costs of purchasing hedging investments and to generate additional income.

Statement of Assets and Liabilities - Values of Derivative Instruments as of September 30, 2016:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts - Swaps	Appreciation on Swap Agreements	$—	Depreciation on Swap Agreements	$—
Equity Contracts - Futures*	Unrealized appreciation on futures	947,852	Unrealized depreciation on futures	—
Total		$947,852		$—
*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2016:

Amount of Realized Gain on Derivatives Recognized in Income
	Futures	Swaps
Equity Contracts	$5,208,900	$2,571,225

Change in Unrealized Appreciation on Derivatives Recognized in Income
	Futures	Swaps
Equity Contracts	$859,547	$-

20       Savos Investments Trust      |      2016 Annual Report

Notes to Financial Statements (continued)

The average monthly notional amount outstanding of futures and swaps during the Year Ended September 30, 2016, were as follows:

Long Positions	Savos Dynamic Hedging Fund
Futures	$65,140,911
Swaps	21,640,081

Offsetting Assets and Liabilities

The table below, as of September 30, 2016, discloses both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement (“Master Agreements”) as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

The Fund is a party to International Swaps and Derivatives Association (“ISDA”) Master Agreements with certain counterparties that govern the over-the-counter derivative contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets and Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received/ Pledged	Net Amount
Assets:
Futures — R.J. O’Brien	$947,852	$—	$947,852	$—	$—	$947,852
Swaps — Barclays	—	—	—	—	—	—

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Notes to Financial Statements (continued)

(g) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, using the effective yield method, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(h) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal Income Taxes. It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each period. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. The differences are primarily due to a net operating loss and expiring capital loss carryforwards. On the Statement of Assets and Liabilities, the following adjustments were made for the fiscal year ended September 30, 2016:

Increase/(Decrease) Capital Stock	$(71,662,786)
Increase/(Decrease) Accumulated net investment loss	$280,748
Increase/(Decrease) Accumulated net realized loss	$71,382,038

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Notes to Financial Statements (continued)

2.	Management Agreement, Administration Agreement, and Other Transactions

AssetMark acts as the Fund’s investment manager. The Fund pays AssetMark a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. AssetMark also provides certain administrative services to the Fund, pursuant to the Administrative Services Agreement between the Trust and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Fund. The administrative services may include development and maintenance of a web-based software platform for both investment advisors and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new accounts and related asset transfers; creation of quarterly performance reports for use by advisors and their clients reflecting a consolidated view of all Fund holdings beneficially owned by the client among various account registration types; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; monitoring and overseeing non-advisory relationships with entities providing services to the Fund, including the transfer agent and custodian; and facilitating the calculation and automated payment of fees by multiple client account registrations in a consolidated fashion to the client’s advisor. AssetMark has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.50% of average daily net assets through January 31, 2017. During the year ended September 30, 2016, AssetMark reimbursed $343,925 of management fees and other expenses to the Fund, pursuant to the Fund’s expense limitation agreement. After taking these waivers and expense reimbursements into account, the Fund’s annual operating expenses were 1.50% of average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow AssetMark to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that AssetMark shall only be entitled to recoup such amounts for a period of three

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Notes to Financial Statements (continued)

years after the end of the fiscal year in which the amount was waived or reimbursed. Waived expenses subject to potential recovery are as follows:

Year of Expiration	09/30/2019	09/30/2018	09/30/2017
Amount	$343,925	$677,729	$403,893

U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A. (“USB”), an affiliate of USBFS, provide administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody services to the Fund. For these services, besides custody, USBFS receives an annual fee, paid monthly, from the Fund. USB receives an annual fee, paid monthly, from the Fund for the custody services provided. Fees earned by USBFS and USB for the year ended September 30, 2016, can be found under the captions “Administration, accounting, and shareholder servicing fees” and “Custody fees” in the Statement of Operations, respectively.

AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Fund’s distributor and principal underwriter. The Fund did not pay any commissions or other compensation to the Distributor during the year ending September 30, 2016.

On April 11, 2016 - Aquiline Capital Partners LLC and Genstar Capital Management, LLC, the parent companies of AssetMark have agreed to enter into a transaction (the “Transaction”) whereby Huatai Securities Co., Ltd. would acquire AssetMark. The closing of the Transaction occurred on October 31, 2016.

The Trust has established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. GPS Funds I and GPS Funds II, which are also managed by AssetMark, are also parties to the same LoC agreement. The LoC will mature, unless renewed, on July 31, 2017. Borrowing under the LoC is limited to the lesser of $250,000,000, 20% of the gross market value of the Fund, or 20% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/2% at September 30, 2016. During the year ended September 30, 2016, the Fund did not borrow on the LoC. The Fund has authorized USB to charge any of the custody accounts of the Fund for any missed payments by the Fund.

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Notes to Financial Statements (continued)

3.	Reverse Stock Split

During the year ended September 30, 2016, there were no reverse stock splits.

During the year ended September 30, 2015, the Fund’s shares were adjusted to reflect one reverse stock split. The effect of this reverse stock split was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock split effected on July 24, 2015:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
7/24/15	1 for 14.62	$0.67	$9.80	33,561,208	2,295,568

4.	Capital Shares

The Trust’s Declaration of Trust authorizes the Board to issue shares without limitation as to numbers and without par value.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2016	Year Ended September 30, 2015
Beginning Shares	3,597,852	11,379
Shares sold	11,492,922	35,073,854
Shares redeemed	(4,834,774)	(221,741)
Net share reduction due to 1 for 14.62 reverse stock split [See Note 3]	—	(31,265,640)
Ending Shares	10,256,000	3,597,852

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended September 30, 2016, are summarized below.

Savos Dynamic Hedging Fund	Purchases	Sales
U.S. Government Securities	$67,047,892	$17,000,093
Other	—	4,065,839

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Notes to Financial Statements (continued)

6.	Federal Income Tax Information & Distributions to Shareholders

The tax characterization of distributions for the Fund for the fiscal years ended September 30, 2016 and 2015 were as follows:

	Year Ended September 30, 2016	Year Ended September 30, 2015
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
Total distribution paid	$—	$—

The following information is computed on a tax basis for each item as of September 30, 2016:

Federal tax cost of securities	$95,414,184
Gross unrealized appreciation	$640,654
Gross unrealized depreciation	(269,315)
Net unrealized appreciation	$371,339
Undistributed ordinary income	—
Post-October capital loss	—
Late year ordinary loss*	(673,579)
Other accumulated loss	(239,651,459)
Total accumulated deficit	$(239,953,699)
*	The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act required that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

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Notes to Financial Statements (continued)

As of September 30, 2016, the Fund had the following pre-enactment and post-enactment capital loss carryforwards for federal income tax purposes:

	Amount	Expires September 30,
	24,873,270	2018
	114,250,262	2019
Short Term Capital Loss Carryover	39,085,512	Indefinite
Long Term Capital Loss Carryover	61,442,415	Indefinite

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. Utilization of the carryforwards will happen only if there are gains in the future. The Fund utilized $5,101,306 of capital loss carryover during the year ended September 30, 2016. The amount of expired capital loss carryforwards for the year ended September 30, 2016, was $71,382,038.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Trust’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.

7.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

27       Savos Investments Trust      |      2016 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Savos Investments Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, open futures contracts, and total return swaps, of Savos Investments Trust comprising Savos Dynamic Hedging Fund (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to September 30, 2015, were audited by other auditors whose report dated November 25, 2014, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Savos Dynamic Hedging Fund as of September 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

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Additional Information (unaudited)

1.	Disclosure Regarding Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling AssetMark at 1-888-278-5809.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:
David M. Dunford Year of Birth: 1949 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Lead Independent Trustee	Indefinite term since 2015	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Trustee, GPS Funds I (2013-present); Trustee, GPS Funds II (2011-present); Director, New England Bancorp (2006-2016); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).
Paul S. Feinberg Year of Birth: 1942 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	16	Trustee, GPS Funds I (2013-present); Trustee, GPS Funds II (2011-present); Trustee, GVIT (2008-2012).

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Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dennis G. Schmal Year of Birth: 1947 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Trustee, GPS Funds I (2007-present); Trustee, GPS Funds II (2013-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present); Director/Chairman, Sitoa Global Inc. (2011-2013); Director, Wells Fargo GAI Hedge Funds (closed-end hedge funds) (2008-present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-2014); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).

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Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Carrie E. Hansen* Year of Birth: 1970 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite term since 2014 Renewed 1-Year term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); President, GVIT (2008-2012); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark BrokerageTM, LLC (2013-present).	16	Trustee, GPS Funds I and GPS Funds II (2014-present); Chairperson, AssetMark Trust Co. (2008-present). Director, Lamorinda Soccer Club (2011-2013).
*	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

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Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:
John Koval Year of Birth: 1966 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).
Patrick R. Young Year of Birth: 1982 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Treasurer	Renewed 1-Year term since 2014	Treasurer, GPS Funds I, GPS Funds II and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).
Christine Villas-Chernak Year of Birth: 1968 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Secretary	Renewed 1-Year term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014-present), Savos (2009-2010 and May 2014-present) and GVIT (2008-2010); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).
Regina M. Fink Year of Birth: 1956 c/o Savos Investments Trust 16633 Ventura Boulevard Suite 1400 Encino, CA 91436	Assistant Secretary Vice President	Renewed 1-Year term since 2009 Renewed 1-Year term since 2004	Vice President, Senior Counsel and Secretary, AssetMark (2008-present); Vice President, Senior Counsel and Secretary, Savos Investments (2002-2008).

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Additional Information (unaudited) (continued)

2.	Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

3.	Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-888-278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

4.	Statement Regarding the Basis for Approval of Investment Advisory Agreement

A special meeting of the Board of Trustees (the “Board” or the “Trustees”) of Savos Investments Trust (the “Trust”) was held on April 29, 2016 (the “April Meeting”) to discuss an anticipated transaction whereby Huatai Securities Co., Ltd. (the “Buyer”) was expected to acquire AssetMark, Inc. (“AssetMark”) (the “Transaction”). The investment advisory agreement between AssetMark and the Trust, on behalf of the Savos Dynamic Hedging Fund (the “Fund”), currently in effect (the “Current Advisory Agreement”) provided, as it is required to do so by law, that it will terminate in the event of its assignment. The then-anticipated Transaction would result in a change of control of AssetMark and, accordingly, the assignment and automatic termination of the Current Advisory Agreement. Therefore, during the April Meeting, the Board met to review and consider a new investment advisory agreement between AssetMark and the Trust, on behalf of the Fund (the “New Advisory Agreement”).

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Additional Information (unaudited) (continued)

The Board — including a majority of the independent Trustees — determined to approve the New Advisory Agreement. The material factors considered and the conclusions that formed the basis of the Board’s approval of New Advisory Agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the New Advisory Agreement, the Trustees requested, received, and reviewed information relevant to their consideration of the New Advisory Agreement. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Trustees (“Independent Counsel”). The determination to approve the New Advisory Agreement was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the approval of the New Advisory Agreement.

In approving the New Advisory Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreement, which was completed at the Board’s meeting on December 9, 2015 (the “Annual Contract Renewal”), in addition to new information regarding the Transaction.

The New Advisory Agreement

Materials Reviewed and the Review Process

Prior to approving the New Advisory Agreement, the Independent Trustees had requested and had been provided with detailed materials relating to AssetMark, the Buyer and the Transaction in advance of the April Board Meeting. In addition, the Board was provided with materials, including updates to the materials provided in connection with the Annual Contract Renewal, related to, among other items: (a) information describing the nature, extent, and quality of the services that AssetMark provides to the Fund, the fees that AssetMark charges to the Fund for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Fund and that were identified as competitors; (b) information regarding AssetMark’s business and

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Additional Information (unaudited) (continued)

operations, financial position, investment team, and compliance program; (c) information describing the Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of the Fund; (d) information describing the Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding AssetMark’s profitability in managing the Fund; and (f) other information relevant to the approval of the New Advisory Agreement. The Board also considered information provided to them throughout the course of the year by AssetMark management and the Trust’s chief compliance officer at meetings of the Board, and information gathered during visits by the Independent Trustees to AssetMark’s offices.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Advisory Agreement. These factors and conclusions are described below.

The Nature, Extent, and Quality of the Services Provided by AssetMark

The Board considered the representations made by the Buyer that: (i) neither the Buyer nor AssetMark expect the Transaction to materially impact the business conducted by AssetMark; (ii) AssetMark will maintain an independent organizational and operating structure; (iii) it is expected that AssetMark’s management team as well as AssetMark’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Fund will be retained; (iv) the terms of the agreement between AssetMark and the Fund will not be materially changed; and (v) there are no anticipated material changes or reductions in the nature, quality or extent of the services currently provided by AssetMark to the Fund.

The Trustees considered AssetMark’s capabilities in providing the administrative and compliance services needed to support the management of the Fund, which were previously reviewed during the Annual Contract Renewal. The Trustees also considered (a) the experience, capability, and integrity of

35       Savos Investments Trust      |      2016 Annual Report

Additional Information (unaudited) (continued)

AssetMark’s management and other personnel; (b) the financial position of AssetMark currently and its anticipated financial position after the Transaction; (c) the quality of AssetMark’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by AssetMark to the Fund; and (e) AssetMark’s supervision of the Fund’s third-party service providers. The Board also considered the role of AssetMark’s senior management and the extent of its involvement with the Fund as well as AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that AssetMark provides to the Fund. The Trustees also considered that the Fund is an integral part of AssetMark’s program of asset allocation and shareholder services.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year (including in connection with the Annual Contract Renewal), the Trustees concluded that the nature, extent, and quality of the services to be provided by AssetMark to the Fund are not expected to change and will continue to benefit the Fund and its shareholders.

The Investment Performance of the Fund

The Board considered the overall investment performance of the Fund. The Board considered that AssetMark’s ability to implement the Fund’s investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that AssetMark’s performance record in managing the Fund demonstrates that its continued management of the Fund will benefit the Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses

The Board considered a detailed analysis of the Fund’s fees and expenses, including (i) a comparison of the advisory fees and total expenses of the Fund (as a percentage of average net assets) with the fees and expenses of a group of

36       Savos Investments Trust      |      2016 Annual Report

Additional Information (unaudited) (continued)

funds selected by a third-party information provider and (ii) comparisons of the Fund’s expenses to industry averages and income statement data for other investment managers. The Board also considered the Buyer’s representation that it does not anticipate causing AssetMark to seek any increases in advisory, administration, distribution, transfer agency or other fee or expense ratios in the Fund as a result of the Transaction. The Trustees also considered AssetMark’s continuing commitment to limit the Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing AssetMark to seek any changes in the terms of the expense limitation arrangement that is currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by AssetMark to the Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by AssetMark.

Advisor Costs, Level of Profits, and Economies of Scale

The Board reviewed financial information relating to AssetMark’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing AssetMark’s current and anticipated profitability with respect to its management of the Fund. The Board considered the allocation methods used by AssetMark to allocate expenses to the Fund under its profitability analysis and the individual profitability to AssetMark of the Fund under this methodology.

AssetMark has been operated as an independent entity and it is expected that AssetMark will continue to be operated as an independent entity after the Transaction is completed. Because AssetMark allocates the expenses of the firm among the Fund and other funds advised by AssetMark on a pro rata basis for the purpose of reviewing profitability, AssetMark expects that its profitability will not materially change as a result of the Transaction. The Buyer’s current intention is to finance the Transaction with internal funds. It is not expected that either the Buyer or AssetMark will be incurring any debt in connection with the Transaction.

37       Savos Investments Trust      |      2016 Annual Report

Additional Information (unaudited) (continued)

The Board considered the Fund’s overall advisory fee level and how breakpoints may affect AssetMark’s profitability. The Trustees considered AssetMark’s expense limitation agreement to waive advisory fees received from the Fund and/or pay Fund expenses to the extent necessary to reflect potential economies of scale. The Trustees concluded that AssetMark’s cost structure was reasonable and that AssetMark is sharing and would continue to share potential economies of scale with the Fund and its shareholders to their benefit.

Conclusion

Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Advisory Agreement on behalf of the Fund.

5.	Special Meeting of Shareholders

A special meeting of shareholders of the Fund was held on June 30, 2016 (the “Shareholder Meeting”). The purpose of the Shareholder Meeting was to vote on the proposal to approve a new investment advisory agreement with AssetMark.

Proposal: To approve a new investment advisory agreement with AssetMark

Fund	For	Against	Abstain
Savos Dynamic Hedging Fund	10,813,674	517,132	740,788

38       Savos Investments Trust      |      2016 Annual Report

Savos Investments Trust

Savos Dynamic Hedging Fund

The Fund is a separate investment fund of Savos Investments Trust, a Delaware statutory trust.

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to AssetMark, Inc., at 1-888-278-5809.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of the shareholders of the Savos Investments Trust — Savos Dynamic Hedging Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

AssetMark BrokerageTM, LLC

1655 Grant Street,

10th Floor

Concord, CA 94520

Member FINRA

INVESTMENT ADVISOR

AssetMark, Inc.

1655 Grant Street

10th Floor

Concord, CA 94520

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue,

Suite 800

Cleveland, OH 44115

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

SAVOS INVESTMENTS TRUST_ANNUAL 093016

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended September 30, 2016, the registrant’s principal accountant billed the registrant $17,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended September 30, 2015, the registrant’s principal accountant billed the registrant $17,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

For the fiscal year ended September 30, 2016, the registrant’s principal accountant billed the registrant $5,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended September 30, 2015, the registrant’s principal accountant billed the registrant $5,000 for professional services rendered for tax compliance, tax advice and tax planning.

(d)	All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended September 30, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2016 and September 30, 2015, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Savos Investments Trust

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/28/2016

By (Signature and Title)	/s/ Patrick R. Young
Patrick R. Young, Principal Financial Officer/Treasurer

Date	11/28/2016